SALES AGREEMENT
                                     BETWEEN
                       FIRST CAPITAL INTERNATIONAL, INC.,
                                       AND
                           LITERARY FINANCING LIMITED



This Sales Agreement, hereinafter referred to as the "Agreement", is made by and between FIRST CAPITAL INTERNATIONAL, INC., a Corporation duly chartered under the laws of the State of Delaware, hereinafter referred to as the "FCI", and LITERARY FINANCING LIMITED, a Hong Kong Corporation, hereinafter referred to as the "LFL". This Agreement is entered into by FCI and LFL with respect to the acquisition of all of the outstanding shares of the EIP Liisingu AS of Estonia, hereinafter referred to as "EIP", by LFL. FCI and LFL are collectively referred to in this Agreement as the "Parties".


     A. FCI is a Public Company and is desirous to sell all of its shares in its affiliated company-EIP Liisingu AS of Estonia to LFL for the total sum of Ten Thousand dollars ($10,000.00USD).


     NOW,  THEREFORE,  the  Parties  agree  as  follows:


     SECTION 1.  ACQUISITION.   LFL agrees to acquire all of the shares of stock
     Held by FCI in EIP in exchange for Ten Thousand dollars ($10,000.00USD), Hereinafter referred to as the "Acquisition".

     The  remaining  principal  terms  of  the  Acquisition  are  as  follows:

     Both Parties do expressly agree that the reasoning behind this Acquisition is that FCI is desirous to sell EIP due to that fact that EIP is currently not a profitable operation for FCI and FCI is unable to expend the necessary time and expenses needed to properly maintain EIP as a viable concern for FCI. Therefore, LFL has agreed to purchase EIP and all of its assets and liabilities for the total sales price of Ten Thousand dollars ($10,000.00USD) however LF is acting as a shareholder only and will not hold title to any assets or liabilities of EIP and is under no obligation with respect to EIP's operations, liabilities, commitments and contingencies.

                                 SALES AGREEMENT
                                     BETWEEN
                       FIRST CAPITAL INTERNATIONAL, INC.,
                                       AND
                           LITERARY FINANCING LIMITED

                                   PAGE - 2 -



A. Prior to the closing, LFL has had the opportunity to conduct due diligence and to be supplied with documents regarding EIP.

B. FCI represents that the financial statements of EIP are of proper character and quality.

C. The execution of the definitive agreement shall be subject to approval of their respective boards of directors and legal counsel.


SECTION 2. ENFORCEABLE AGREEMENT; COMPLIANCE WITH APPLICABLE LAWS. This shall constitute a fully enforceable agreement between the and all matters referred to in this Agreement have been in full compliance with federal and state securities laws and other applicable laws.

SECTION 3. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.


SECTION 4. ADDITIONAL TERMS AND CONDITIONS. Both Parties do hereby expressly agree that this Agreement will come into full force and effect upon the signing of same and as evidenced by the Parties signatures below.

Both Parties do hereby expressly agree that this Agreement was negotiated in good faith and that both Parties do expressly understand the full extent and nature of this Agreement and that this Agreement evidences the true agreed to terms and conditions set forth between the Parties, as evidenced by the Parties signatures below.

                                 SALES AGREEMENT
                                     BETWEEN
                       FIRST CAPITAL INTERNATIONAL, INC.,
                                       AND
                           LITERARY FINANCING LIMITED

                                   PAGE - 3 -



This Agreement may be executed and signed by facsimile and if indeed signed by the Parties through facsimile then the facsimile copy will for all intent and purposes be treated as an original with full force and effect.

This Agreement may only be changed, modified, or amended by written instrument signed by the Parties to this Agreement.

Both Parties fully and expressly agree that this Agreement shall be governed pursuant to and under the laws of Hong Kong.



     EXECUTED  this  24th  day  of  June  2000.


The undersigned Parties expressly concur and agree to the matters set forth in this Agreement.



AGREED TO AND ACCEPTED BY:                         AGREED TO AND ACCEPTED BY:

FIRST CAPITAL INTERNATIONAL, INC.                  LITERARY FINANCING LIMITED



By:  /s/  Alex Genin                               By:  /s/  M.H. Horne
          Alex Genin-President                               M.H. Horne-Director


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